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                                                                    Rule 497(e)
                                               File Nos. 33-11716 and 811-05018

                        SMITH BARNEY INVESTMENT SERIES
                               on behalf of the
                       SMITH BARNEY GOVERNMENT PORTFOLIO

                        Supplement dated July 12, 2002
                     to Prospectus dated February 28, 2002

The following information replaces the portfolio management information for Smith Barney Government Portfolio set forth under the section "Management."

   The portfolio is managed by Roger M. Lavan as portfolio manager and Francis
L. Mustaro as co-portfolio manager.

   Mr. Lavan, a certified financial analyst, is an investment officer of Smith Barney Fund Management LLC, the Portfolio's manager, and managing director of Salomon Brothers Asset Management Inc, an affiliate of the manager. Mr. Mustaro also is an investment officer of the manager and is a director of Citibank, N.A.

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